Exhibit 10.3


                            ESCROW DEPOSIT AGREEMENT


         AGREEMENT dated as of this 5th day of May 2006, by and among FMFG OWNERSHIP, INC. ("FMFG"), a Delaware corporation, having an address at 10800 Midlothian Turnpike, Suite 309, Richmond, VA 23235, FIRST MONTAUK FINANCIAL CORP. ("FMFC" or "First Montauk"), a New Jersey corporation, having an office at Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, 07701, and SIGNATURE BANK (the "Escrow Agent"), a New York State chartered bank and having an office at 261 Madison Avenue, New York, NY 10016.


                                   WITNESSETH:

         WHEREAS, FMFG and First Montauk have agreed that a certain sum of money shall be held in escrow upon certain terms and conditions; and

         WHEREAS, FMFG and First Montauk appoint Escrow Agent as escrow agent of such escrow subject to the terms and conditions set forth in this Escrow Deposit Agreement ("Agreement"); and

         WHEREAS, Escrow Agent accepts such appointment as escrow agent subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, IT IS AGREED as follows:

1. Delivery of Escrow Funds. FMFG and First Montauk will deliver, or shall be caused to be delivered, to the Escrow Agent checks made payable to the order of Signature Bank as Escrow Agent for TWO MILLION DOLLARS AND NO CENTS ($2,000,000.00) to be held in an account at Signature Bank entitled "Signature Bank as Escrow Agent for FMFG OWNERSHIP, INC. & FIRST MONTAUK FINANCIAL CORP." (the "Escrow Account"). The Escrow Agent shall have no duty or responsibility to enforce the collection or demand payment of these checks or any other funds delivered to Escrow Agent for deposit into the Escrow Account. If, for any reason, these checks or any other funds deposited into the Escrow Account shall be returned unpaid to the Escrow Agent, the sole duty of the Escrow Agent shall be to advise FMFG and First Montauk promptly thereof and return check in the manner directed in writing by FMFG and First Montauk. The collected funds deposited into the Escrow Account are referred to as the "Escrow Funds".


For purposes of the deposit of the Escrow Funds, the wire transfer instructions of the Escrow Agent are as follows: Signature Bank, 261 Madison Avenue, New York, NY 10016, ABA# 026013576, Beneficiary Account Title: Signature Bank as Escrow Agent for FMFG OWNERSHIP, INC. & FIRST MONTAUK FINANCIAL CORP., Beneficiary Account No. 1500768106.


2. Acceptance by Escrow Agent. The Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that:

(a) The names and true signatures of each individual authorized to act singly on behalf of FMFG and First Montauk are stated in Schedule A. The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that any person who has been designated in Schedule A to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so. Escrow Agent shall have no

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duty  to  make  inquiry  as to the  genuineness,  accuracy  or  validity  of any statements or instructions or any signatures on statements or instructions. The names and true signatures of each individual authorized to act singly on behalf of FMFG and First Montauk are stated in Schedule A, which is attached hereto and made a part hereof.

(b) The Escrow Agent may act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith. The Escrow Agent shall not be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

(c) In the event of any disagreement between or among FMFG and First Montauk, or between any of them and any other person, resulting in adverse claims or demands being made to Escrow Agent in connection with the Escrow Account, or in the event that the Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or
(ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. The Escrow Agent shall have the option, after 30 days' notice to FMFG and First Montauk of its intention to do so, to file an action in interpleader requiring the parties to answer and litigate any claims and rights among themselves. The rights of the Escrow Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.

(d) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to (i) refrain from taking any action other than to keep safely the Escrow Funds until it shall be directed otherwise by a court of competent jurisdiction, or (ii) deliver the Escrow Funds to a court of competent jurisdiction.

(e) The Escrow Agent shall have no duty, responsibility or obligation to interpret or enforce the terms of any agreement other than Escrow Agent's obligations hereunder, and the Escrow Agent shall not be required to make a request that any monies be delivered to the Escrow Account, it being agreed that the sole duties and responsibilities of the Escrow Agent to the extent not prohibited by applicable law shall be (i) to accept checks or other instruments for the payment of money delivered to the Escrow Agent for the Escrow account and deposit said checks or instruments into the Escrow Account, and (ii) to disburse or refrain from disbursing the Escrow Funds as stated herein, provided that the checks or instruments received by the Escrow Agent have been collected and are available for withdrawal.

4. Investment. The Escrow Funds shall be held and invested in a non-interest bearing demand deposit at Signature Bank.

5. Release of Escrow Funds. The Escrow Funds shall be paid by the Escrow Agent in accordance with the written instructions, in form and substance satisfactory to the Escrow Agent, received jointly from FMFG and First Montauk or in absence of such joint instructions in accordance with the order of a court of competent jurisdiction. The Escrow Agent shall not be required to pay any uncollected funds or any funds that are not available for withdrawal. The Escrow Agent may act in reliance upon any instructions, court orders, notices, certifications, demands, consents, authorizations, receipts, powers of attorney or other writings delivered to it without being required to determine the authenticity or validity thereof or the correctness of any fact stated therein, the propriety or validity of the service thereof, or the jurisdiction of the court issuing any judgment or order. The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that such person has been properly authorized to do so.

6. Resignation and Termination of the Escrow Agent. The Escrow Agent may resign at any time by giving 30 days' written notice of such resignation to FMFG and First Montauk. Upon providing such notice, the Escrow Agent shall have no further obligation hereunder except to hold the Escrow Funds that it has received as of the date on which it provided the notice of resignation as depositary. In such event, the Escrow Agent shall not take any action until FMFG and First Montauk jointly designates a banking corporation, trust company, attorney or other person as successor escrow agent. Upon receipt of such written instructions signed jointly by FMFG and First Montauk, the Escrow Agent shall promptly deliver the Escrow Funds, net of any outstanding charges, to such successor escrow agent and shall thereafter have no further obligations hereunder. If such instructions are not received within 30 days following the effective date of such resignation, then the Escrow Agent may deposit the Escrow Funds and any other amounts held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a successor escrow agent. In either case provided for in this paragraph, the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

7. Termination. FMFG and First Montauk may terminate the appointment of the Escrow Agent hereunder upon a joint written notice to Escrow Agent specifying the date upon which such termination shall take effect. In the event of such termination, FMFG and First Montauk shall, within 30 days of such notice, jointly appoint a successor escrow agent and the Escrow Agent shall, upon receipt of written instructions signed by both FMFG and First Montauk, turn over to such successor escrow agent all of the Escrow Funds; provided, however, that if FMFG and First Montauk fail to appoint a successor escrow agent within such 30-day period, such termination notice shall be null and void and the Escrow Agent shall continue to be bound by all of the provisions hereof. Upon receipt of the Escrow Funds, the successor escrow agent shall become the Escrow Agent hereunder and shall be bound by all of the provisions hereof and the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

8. Costs, Expenses and Fees. Escrow Agent shall be entitled, for the duties to be performed by it hereunder, to a fee of $2,500.00, which fee shall be paid jointly by FMFG and First Montauk upon the signing of this Agreement. In addition, FMFG and Part B shall be obligated to reimburse Escrow Agent for all fees, costs and expenses incurred or that becomes due in connection with this Agreement or the Escrow Account, including reasonable attorney's fees. Neither the modification, cancellation, termination or rescission of this Agreement nor the resignation or termination of the Escrow Agent shall affect the right of Escrow Agent to retain the amount of any fee which has been paid, or to be reimbursed or paid any amount which has been incurred or becomes due, prior to the effective date of any such modification, cancellation, termination, resignation or rescission. If said amounts are not paid within 30 days from the date they are due or by the date this Agreement terminates, if earlier, then the Escrow Agent may use funds in the Escrow Account to pay said amounts.

9. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by facsimile followed by first-class mail, by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested, to the addresses set forth below.

         If to FMFG:

                  FMFG OWNERSHIP, INC.
                  10800 Midlothian Turnpike, Suite 309
                  Richmond, VA 23235
                  Attention: Lara Coleman
                  Fax No: (804) 594-3556

         If to First Montauk:

                  FIRST MONTAUK FINANCIAL CORP.
                  Parkway 109 Office Center
                  328 Newman Springs Road
                  Red Bank, NJ 07701
                  Attention:  Victor K. Kurylak
                  Fax No.: (732) 842-9047

         If to Escrow Agent:

                  Signature Bank
                  261 Madison Avenue
                  New York, New York 10016
                  Attention: Arlene Eliades, Group Director and
                  Senior Vice President
                  Fax No.: 646-822-1364

11. Indemnification: FMFG and First Montauk, jointly and severally, agree to indemnify and hold the Escrow Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses, including, but not limited to, attorney's fees, costs and disbursements, (collectively "Claims") claimed against or incurred by Escrow Agent arising out of or related, directly or indirectly, to the Escrow Agreement and the Escrow Agent's performance hereunder or in connection herewith, except to the extent such Claims arise from Escrow Agent's willful misconduct or gross negligence as adjudicated by a court of competent jurisdiction.

12. General.
(a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be entirely performed within such State without regard to choice of law principles. The parties hereto irrevocably and unconditionally submit to the jurisdiction of a federal or state court located in the Borough of Manhattan, City, County and State of New York, in connection with any proceedings commenced regarding this Escrow Agreement, including but not limited to, any interpleader proceeding or proceeding for the appointment of a successor escrow agent the Escrow Agent may commence pursuant to this Agreement, and all parties irrevocably submit to the jurisdiction of such courts for the determination of all issues in such proceedings, without regard to any principles of conflicts of laws, and irrevocably waive any objection to venue or inconvenient forum.
(b) This Agreement sets forth the entire agreement and understanding of the parties in respect to the matters contained herein and supersedes all prior agreements, arrangements and understandings relating thereto. (c) All of the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto.
(d) This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by each party hereto or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver of any party of any condition, or of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement. No party may assign any rights, duties or obligations hereunder unless all other parties have given their prior written consent. (e) If any provision included in this Agreement proves to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.
(f) This Agreement and any modification or amendment of this Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

13. Form of Signature. The parties hereto agree to accept a facsimile transmission copy of their respective actual signatures as evidence of their actual signatures to this Agreement and any modification or amendment of this Agreement; provided however, that each party who produces a facsimile signature

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agrees, by the express terms hereof, to place, promptly after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

FMFG: FMFG OWNERSHIP, INC.


     /s/ Lara Coleman
By:  -------------------------------------------
     Name:   Lara Coleman
     Title:  Chief Operating Officer

FIRST MONTAUK: FIRST MONTAUK FINANCIAL CORP.


     /s/ Victor K. Kurylak
By:  -------------------------------------------
     Name:  Victor K. Kurylak
     Title: President and Chief Executive Officer

ESCROW AGENT: SIGNATURE BANK



     /s/ Arlene Eliades
By:  --------------------------------------------
     Name: Arlene Eliades
     Title: Group Director and Senior Vice President


     /s/ Marilyn Feeney
By:  ---------------------------------------------
     Name:  Marilyn Feeney
     Title: Vice President

                                   Schedule A


         The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by any one of the following on behalf of FMFG OWNERSHIP, INC. ("FMFG") and FIRST MONTAUK FINANCIAL CORP.
("First Montauk").

                          FMFG OWNERSHIP, INC. ("FMFG")


         Name                                     True Signature


Edward H. Okun                                    /s/ Edward H. Okun
                                                  -----------------------------


Lara Coleman                                      /s/ Lara Coleman
                                                  -----------------------------


                 FIRST MONTAUK FINANCIAL CORP. ("First Montauk")

         Name                                     True Signature


Victor K. Kurylak                                 /s/ Victor K. Kurylak
                                                  -----------------------------


Robert I. Rabinowitz                              /s/ Robert I. Rabinowitz
                                                  -----------------------------